FIRST AMENDMENT TO PARTICIPATION AGREEMENT

THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT is made as of this __ day ofDecember 2007, among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (GWLA) AND FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWL&A"), NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, ("TRUST'), AND NEUBERGER BERMAN MANAGEMENT INC. ("NBMI"), collectively the Parties. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, FGWL&A, Fund, and Adviser are parties to a Participation Agreement dated March I, 2006 (the "Agreement"); and

WHEREAS, the Parties to the Agreement desire to add an additional contact; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting Schedule A of the Agreement and replacing it with the revised Schedule A attached hereto.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1. Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day of December 2007.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ Chris Bergeon
Name:	Chris Bergeon
Title:	Vice President
Date:	1/24/08

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ R. K. Shaw
Name:	R. K. Shaw
Title:	Senior Vice President
Date:	2/28/08

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By its authorized officer,

By:	/s/ Robert Conter
Name:	Robert Conter
Title:	1/18/08
Date:	Vice President

NEUBERGER BERMAN MANAGEMENT INC.

By its authorized officer,

By:	/s/ Robert Conter
Name:	Robert Conter
Title:	Vice President
Date:	1/18/08

SCHEDULE B FUNDS AVAILABLE UNDER THE CONTRACTS

Th e Separate Account(s) shown below may invest in the following Portfolio ofthe Fund:

SEPARATE ACCOUNT UTILIZING THE FUNDS
CONTRACTS	FORM NUMBERS
Great-West Life & Annuity Insurance Company Variable Annuity Contract OneSource	GROUP: J444MMF and J444SA INDIVIDUAL: J444INDMMF and J444INDSA
Variable Annuity Contract Select	INDIVIDUAL: J434
First Great-West Life & Annuity Insurance Company Variable Annuity Contract OneSource	J444NY
Variable Annuity Contract Select	J434NY

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